NYSE American: REIwww.ringenergy.com VALUE FOCUSED PROVEN STRATEGY THE MICROCAP CONFERENCE

Ring Energy, Inc. Forward –Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of strictly historical facts included in this Presentation constitute forward-looking statements and may often, but not always, be identified by the use of such words as “may,” “will,” “should,” “could,” “intends,” “estimates,” “expects,” “anticipates,” “plans,” “project,” “guidance,” “target,” “potential,” “possible,” “probably,” and “believes” or the negative variations thereof or comparable terminology. Forward-looking statements involve a wide variety of risks and uncertainties, and include, without limitation, statements with respect to the Company’s strategy and prospects. The forward-looking statements include statements about the expected benefits of the acquisition of oil and gas properties (the “Founders Acquisition”) from Founders Oil & Gas IV, LLC (“Founders”) to Ring and its stockholders, the expected future reserves, production, financial position, business strategy, revenues, earnings, costs, capital expenditures and debt levels of the Company, and plans and objectives of management for future operations. Forward-looking statements are based on current expectations and assumptions and analyses made by Ring and its management in light of their experience and perception of historical trends, current conditions and expected future developments, as well as other factors appropriate under the circumstances. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: Ring’s ability to integrate its combined operations successfully after the Founders Acquisition and achieve anticipated benefits from it; risks relating to any unforeseen liabilities of Ring; declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties which are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2022, and its other filings. All forward-looking statements in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures 2 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income,” “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow,” or “AFCF,” “Adjusted Cash Flow from Operations,” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Liquidity” and “Leverage Ratio.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For definitions of such non-GAAP financial measures and their reconciliations to GAAP measures, please see the Appendix.

Ring Energy, Inc. Independent Oil & Gas Company 3 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Focused on Conventional Permian Assets in Texas CBP NWS Ring Energy Assets “NWS” Northwest Shelf “CBP” Central Basin Platform 1. Reserves as of 12/31/2022 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mc.f 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. Q4 2023 Net Production ~19,400 Boe/d Highly oil weighted 70% oil 2022 SEC Proved Reserves1,2 138.1 MMBoe/ PV10 $2.77 Billion Proved Developed 65% Gross / Net Acres3 Permian Basin 102,348 / 82,694 440+ Proved Locations

Ring Energy, Inc. Focused On Delivering Competitive And Sustainable Returns By Developing, Acquiring, Exploring for, and Commercializing Oil and Natural Gas Resources Vital to the World’s Health and Welfare Value Focused Proven Strategy 4 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Delivering Peer-leading Returns 1. Adjusted EBITDA, Adjusted Free Cash Flow (AFCF), Adjusted Cash Flow from Operations (ACFFO), and Cash Return On Capital Employed (CROCE) are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. Leverage Ratio is defined in the appendix. 3. Free cash flow yield is defined as (adjusted free cash flow divided by the average share count for the period) divided by the share price for the period. Adding Size & Scale 2 accretive acquisitions in 12 months • Stronghold Energy II closed on August 31, 2022 • Founders Oil & Gas closed on August 15, 2023 • Accretive acquisitions enhance key metrics Delivering Record Results1 Adjusted EBITDA Focused on Maximizing Adjusted Free Cash Flow1 Improving Balance Sheet Delivering Peer– Leading Returns Free Cash Flow Yield3 Value Focused Proven Strategy Designed to create sustainable returns to stockholders • Q3 2023 increased 10% over Q2 2023 • YTD increased 23% over 2022 • Achieved Company records in FY 2022, Q1 & Q3 2023 • Generated AFCF 16 consecutive qtrs. • YTD AFCF increased 76.5% over 2022 • Paid down additional $3 million of debt in Q4 • Ended 2023 $425 million in borrowings against RBL • Top quartile in FCF Yield in 2023E & 2024E • Trading below peers in EV/2023E EBITDA and EV/YE22 PV-10 • Improving balance sheet and achieving size and scale helps position the Company for its long-term goals – returning capital to stockholders Key Takeaways

Ring Energy, Inc. Q3 2023 Highlights 5 Value Focused Proven Strategy | DECEMBER 7, 2023 | NYSE American: REI Proven Strategy Leads to Record Results Adjusted Cash Flow From Operations1 BOE Production Adjusted EBITDA1 CapEx Adjusted Free Cash Flow1 Leverage Ratio2 Liquidity3 17,509 Boe/d Q3 2023 $48.5 Million Q3 2023 2023 Continuing to produce outstanding results, positioning Ring for strong 2024 performance 17,271 Boe/d Q2 2023 1. Adjusted EBITDA, Adjusted Free Cash Flow and Adjusted Cash Flow from Operations (ACFFO) are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. Leverage Ratio is defined in the Appendix. The Leverage Ratio of 1.69x includes an estimated $11.9 million deferred cash payment due in December 2023 for the Founders Acquisition, which is $15.0 million less anticipated post closing adjustments. Excluding the deferred payment in the calculation results in a Leverage Ratio of 1.64x in Q3. 3. Liquidity is defined as cash and cash equivalents plus borrowing base availability under the Company’s credit agreement. $58.6 Million Q3 2023 $42.4 Million Q3 2023 1.69x Ratio Q3 2023 $171 Million Q3 2023 $6.1 Million Q3 2023 $44.0 Million Q2 2023 $53.5 Million Q2 2023 $31.6 Million Q2 2023 $12.6 Million Q2 2023 $204 Million Q2 2023 1.64x Ratio Q2 2023 84% Liquids 69% Oil Tied company record Q4 2023 ~19,400 Boe/d (70% Oil)

Ring Energy, Inc. Ring Energy Expanding Core Areas in NWS & CBP 6 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Acquisition Track Record • Since 2018, Ring has successfully grown production by a ~27% CAGR1 through 4Q 2023 (midpoint of Q4 guidance) • Founders Acquisition added accretive near-term cash flows combined with 5+ years of high return drilling inventory assuming 10 wells drilled per year • Recent acquisitions have significantly increased size & scale, positioning the Company for future transactions • Ring’s Value Focused Proven Strategy pursuing accretive, balance sheet enhancing acquisitions is a key component of our future growth 1 CAGR is compounded annualized growth rate. 2 Proved reserves for each of the transactions listed are based on the price forecasts reported as of the time the acquisition was announced. 3 Arithmetic sum, or average, as the case may be, of the three acquisitions. 1. Q4 2023 ties to latest Ring press release 1.29.2024 Year Completed 2019 2022 2023 Total Acquired Proved Reserves (MMBoe)2 34.3 66.6 9.2 110.1 % Oil 80% 54% 80% 75%3 Acquired Net Acreage ~37,000 ~37,000 ~3,600 ~77,600 Acquisition Price ($MM) $300 $465 $75 $840 Consideration Mix (% Cash / % Stock) 90% / 10% 51% / 49% 100% / 0% 68% / 32% 2018A Daily Production (Boe/d) Wishbone Acquisition Stronghold Acquisition Founders Acquisition PF Q4 2023E Daily Production (Boe/d) New Management as of October 2020 6,100 19,4004

Ring Energy, Inc. Enhancing Value for Stockholders 7 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Executing Strategy Improves YTD Key Metrics1,2 $0 $50 $100 $150 $200 3Q22 YTD 3Q23 YTD ACFFO1 $million $126 $142 Up 13% $20.00 $21.00 $22.00 $23.00 $24.00 $25.00 $26.00 $27.00 $28.00 $29.00 $30.00 3Q22 YTD 3Q23 YTD Total Operating Costs1 $/Boe $25.58 $23.44 Down 8% 1. Total Operating costs is defined as “all in cash” costs including LOE, cash G&A, interest expense, workovers and other operating expenses, production taxes and gathering/transportation costs. 2. Adjusted EBITDA Margin, and Adjusted Cash Flow from Operations (ACFFO) are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 0% 25% 50% 75% 3Q22 YTD 3Q23 YTD Adjusted EBITDA Margin2 56% 65% Up 16% %

Ring Energy, Inc. $7.04 $9.89 $10.02 $16.09 $17.64 $17.64 $18.83 $26.17 $30.45 $34.88 $37.72 $43.33 $41.03 $29.30 $72.25 $43.33 $42.86 $43.82 $54.07 $55.20 $0 $10 $20 $30 $40 $50 $60 $70 $80 Peer 1 Peer2 Peer 3 Peer 4 Peer 5 Median Peer 6 Peer 7 REI Peer 8 $/ BO E Cash Operating Margin Realized Pricing Strong Cash Operating Margins vs. Peers1,2 8 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Operational Excellence and Cost Control Drive Profitability YTD 2023 Cash Operating Margin and Realized Pricing Top Quartile Cash Operating Margin • High oil weighting of ~70% (85% mix of oil + liquids) contributes to high realized pricing per Boe • Low cash operating costs and maintaining cost discipline drive margin expansion • Generating over $30 per Boe in margin YTD 2023 demonstrates strength of long-life asset base • Strong cash operating margins allow the Company to withstand volatile commodity price swings • Robust margins lead to increased cash flow, debt reduction and stronger returns “ Improving operational margins leads to higher returns...pursuing strategic acquisitions of high margin assets leads to sustainable higher returns “ - Paul McKinney 1. Peers include: Amplify Energy, Battalion, Berry Corporation, Crescent Energy, Riley Permian, SilverBow Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 11/29/23. 3. Cash Operating Margins are defined as revenues (excluding hedges) less LOE, cash G&A, interest expense, workovers and other operating expenses, production taxes and gathering/transportation costs. 3

Ring Energy, Inc. Compelling Value Proposition 9 Proven Strategy Leads to Shareholder Value 1,2 -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0.0x 0.2x 0.4x 0.6x 0.8x 1.0x 1.2x % O il EV /P V- 10 EV/2023E Adjusted EBITDA4EV/PV-104 YE22 1P Reserves & % Oil 2023E Adjusted FCF3,4 Yield Despite a Track Record of Success Including Strong Returns, Significant Cash Flow, Improved Balance Sheet and Meaningful Growth, Ring Currently Trades at a Discount to Peers 1. Peers include: Berry Corporation, Crescent Energy, HighPeak Energy, Permian Resources, Riley Permian, SilverBow Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 1/24/24, which is assuming an approximate $84 WTI oil price for Q4 2023. 3. Free cash flow yield is defined as adjusted free cash flow divided by the average share count for the period divided by the share price for the period. 4. Adjusted EBITDA, Adjusted FCF and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI

Ring Energy, Inc. Compelling Value Proposition Heading into 2024 10 Proven Strategy Leads to Shareholder Value 1,2 -10% -5% 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x 3.5x 4.0x 4.5x EV/2024E Adjusted EBITDA3 2024E Adjusted FCF3 Yield With Meaningful Growth in Production, Cash Flow and Adjusted EBITDA Forecasted into 2024, Ring has Significant Upside as it Continues to Trade at a Discount to Peers 1. Peers include: Berry Corporation, Crescent Energy, HighPeak Energy, Permian Resources, Riley Permian, SilverBow Resources, Vital Energy and W&T Offshore. 2. Source information for data obtained from Peer Reports and Capital IQ and Factset as of 1/24/24, which is assuming an approximate $84 WTI oil price for Q4 2023 3. Adjusted EBITDA, Adjusted FCF and PV-10 are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI

Ring Energy, Inc. Value Proposition 11 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI 2024 and Beyond Trading at a discount yet delivering competitive returns Target getting leverage below 1.0x and position Ring to return capital to stockholders Despite volatile energy markets, Ring has generated positive FCF for 16 quarters straight Strong Cash Operating margins help deliver superior results & helps manage risk in market downturns Disciplined capital program focused on maintaining production, and maximizing FCF generation leads to further debt reduction Pursuing accretive, balance sheet enhancing acquisitions to increase scale, lower break-even costs, build inventory and accelerate ability to pay down debt

Ring Energy, Inc. Committed to ESG 12 Critical to Sustainable Success 2022 Sustainability Report Progressing our ESG Journey A Target Zero Day is a Day that Results in: Zero Company or Contractor OSHA Recordable Injury, and Zero Agency Reportable Spill or Release as Defined by TRRC, EPA, TCEQ, etc., and Zero Preventable Vehicle Incidents, and Zero Unintentional Natural Gas Releases Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI • Created ESG Task Force in 2021 to monitor Company’s adherence to ESG standards and formally communicate to CEO and the Board on ongoing basis. • Established Target Zero 365 (TZ-365) Safety & Environmental Initiative in 2021 to further build culture for employees to work safely, openly communicate incidents, near misses, and strive for continuous improvement. – Designed to protect workforce, environment, communities and financial sustainability. – Focused on Safety-first environment and achieving high percentage of Target Zero Days. • 2023 Capital Program includes Fugitive Emission Reduction plans with: – Installation of Vapor Recovery Units. – Installation of Air Compression Equipment to operate Pneumatic Actuators. – Establishing Leak Detection and Repair program. • Refreshed all charters, guidelines and bylaws. • Increased charitable giving and employee outreach within the communities in which we live and work. Download Report PDF

www.ringenergy.com FINANCIAL OVERVIEW 13

Ring Energy, Inc. Q4 2023 Revised Guidance 14 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Grow Production, Generate FCF, Pay Down Debt Q4 2023 CAPEX Allocation D,C&E Recomp/Cap Workovers Land/Non-op/Other $37.5 million Mid Point 72% 22% 6% Sales Volumes Q4 2023 Q1 2024 Total (Boe/d) 18,900 – 19,500 18,000 – 18,500 Mid Point (Boe/d) 19,200 18,250 - Oil (%) 69% 69% - NGLs (%) 15% 15% - Gas (%) 16% 16% Capital Program Capital spending1 (millions) $35 – $40 $37 – $42 - New Horizontal (Hz) wells drilled 3 – 4 4 – 5 - New Vertical wells drilled 2 – 3 4 – 6 - Wells completed and online 8 – 10 n/a Operating Expenses LOE (per Boe) $10.50 – $11.00 n/a 1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, and infrastructure upgrades. Also included is anticipated spending for leasing costs, and non-operated drilling, completion, and capital workovers. REI Q4 production guidance remains the same despite the reduced volumes from the recent New Mexico asset divestiture

Ring Energy, Inc. 1.41x2 Q3 2022 1.56x2 Q4 2022 1.65x2 Q1 2023 1.64x2 Q2 2023 Historical Metrics 15 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Quarterly Analysis of AFCF1 Leverage Ratio (LTM)2 Disciplined and Efficient Capital Spending Focused on Sustainably Generating FCF Enhances Our Unrelenting Goal to Strengthen the Balance Sheet 1. Adjusted EBITDA and Adjusted Free Cash Flow are Non-GAAP financial measures. See Appendix for reconciliation to GAAP measures. 2. See Appendix for reconciliation. The Leverage Ratio of 1.69x includes an estimated $11.9 million deferred cash payment due in December 2023 for the Founders Acquisition, which is $15.0 million less anticipated post closing adjustments. Excluding the deferred payment in the calculation results in a Leverage Ratio of 1.64x. 3. Interest Expense included in table excluded deferred financing costs amortization. $56.0 $56.3 $58.6 $53.5 $58.6 -$40.3 -$42.6 -$38.9 -$31.6 -$42.4 -$5.9 -$8.2 -$9.2 -$9.3 -$10.0 $9.7 $5.5 $10.5 $12.6 $6.1 -$50 -$40 -$30 -$20 -$10 $0 $10 $20 $30 $40 $50 $60 $70 A d j. E B IT D A / C ap E x / In t E xp Adj EBITDA $MM CapEx $MM Net Interest Exp $MM Adj. Free Cash Flow $MM 1.69x2 Q3 2023 3

Ring Energy, Inc. Reducing Debt & Increasing Liquidity 16 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Disciplined Capital Spending & Sustainably Generating FCF is the Key Adjusted Debt Paydown1,2 ($ Million) Liquidity3 ($ Million) 1. Paydown of $17million is net of the $182 million that was borrowed to fund the Stronghold acquisition. 2. Paydown of $19 million is net of the $50 million that was borrowed to fund the Founders acquisition. 3. Liquidity is defined as cash and cash equivalents plus available borrowings under Ring’s credit agreement. $8 $5 $6 $5 $10 $10 $17 $20 -$7 $25 $19 -$10 -$5 $0 $5 $10 $15 $20 $25 $30 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Stronghold Acquisition1 Stronghold Acquisition final deferred payment $46 $51 $56 $62 $71 $82 $165 $188 $179 $204 $171 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 $220 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Stronghold Acquisition Founders Acquisition2 Founders Acquisition

www.ringenergy.com ASSET OVERVIEW

Ring Energy, Inc. CraneAndrews Yoakum Lea Gaines 19% 64% 17% Highly Oil Weighted Proved Reserves1 and Inventory 18 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI SEC YE 2022 (Does not include divestitures or acquisitions done in 2023) Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Locations by County PD ~90 MMBoe PUD ~48 MMBoe Significant Increase in Proved Reserves and Inventory from Stronghold Acquisition (Excludes A&D in 2023) Provides Sustainable Future Growth and Capital Allocation Flexibility 78% MMBoe Increase YOY 35% 65% 138 MMBoe 31% 69% >200% PV-10 Increase YOY 1. Reserves as of 12/31/22 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf. 2. PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 3. Includes all locations operated and non-operated across “PDNP” and “PUD” reserve categories and project types. 4. Based on Q4 2022 annualized production rate. $2,774 MMBoe PD $1,907 MM PUD $867 MM Oil 64% Gas 19% NGL 17% 138 MMBoe 21 Year Proved Reserve Life4 200+ PUD Locations 200+ PDNP Opportunities 400+3 Total Gross Locations & Opportunities SOLD

Ring Energy, Inc. 6,779 7,719 7,166 7,774 7,514 8,016 10,139 12,189 12,660 11,861 12,028 1,181 991 1,078 1,380 1,356 1,325 1,726 3,044 2,966 2,853 2,839 1,414 2,623 2,667 2,557 2,643 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 N et O il Sa le s B o p d + G as S al es B o ep d + N G L Sa le s B o ep d Company Oil Bopd Company Gas Boepd Company NGL Boepd 2023 Q4 Operations Update 19 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Capital allocation and drilling programs designed to maximize free cashflow generation Historical Quarterly Net Sales Production1 1. Source is factset quarterly financials. 2. Q4 2023 ties to latest Ring press release 1.29.2024 Q3 Stronghold AQ – moved to 3 stream 2021 “phased drilling” Total 13 Hz 2022 “continuous drilling” Total 27 Hz & 7 Vert. Company Record Production ~ 19,400DLWR Sale & pullback in capex spend in anticipation of Founders AQ Founders AQ Closed 8/15 & New Mexico Sale 1H 2023 “phased drilling” 8 Hz & 5 Vert. 2H 2023 “continuous drilling” 12 Hz & 6 Vert. 2 Q1 2024 Guidance 18-18.5 MBoepd 1H 2024 “phased drilling” ~70% Oil ~15% ~15%

Ring Energy, Inc. Company Overview 20 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Core Assets 1. Reserves as of 12/31/22 utilizing SEC prices, YE 2022 SEC Pricing Oil $90.15 per bbl Gas $6.358 per Mcf, PV-10 is a Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. 2. Diluted weighted average shares of common stock outstanding as of 9/30/2023. Q3 2023 Net Production (MBoe/d) 17.5 Oil (Bo/d) ~ 69% NGLs (Bbls/d) ~ 15% Gas (Mcf/d) ~ 16% 12.0 2.6 17.0 LOE ($ per Boe) $11.18 YE22 PD Reserves1 PV10 ($MM) $1,907 YE22 PD Reserves1 (MMBoe) 90 YE22 PUD Reserves1 PV10 ($MM) $867 YE22 PUD Reserves1 (MMBoe) 48 Capex ($MM) $42.4 Shares Outstanding2 (MM) 195.4 Northern CBP Southern CBPIncludes operated & Non-operated

Ring Energy, Inc. High Quality Inventory Provides Attractive Economic Returns 21 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Central Basin Platform 1 Other CBP includes the average well performance of 2022 vertical new wells drilled in Ector and Crane Counties not operated by Ring or Founders (“FOG”). The source for the Other CBP performance information was the Texas Railroad Commission. REI performance includes the average well performance of 2022 vertical new wells drilled in McKnight and PJ Lea fields and includes previously drilled Stronghold vertical wells. FOG performance includes the average well performance of 2022 vertical new wells drilled in Ector County. The source for the performance information for REI and FOG wells is Ring Energy, Inc. Undeveloped Drilling Locations • Inventory of 50+ low risk, high rate-of-return drilling locations lowers Ring’s break-even costs • Recent Founders’ vertical wells demonstrate superior initial performance to other recently drilled vertical wells in Ector and northern Crane counties • High oil cuts of the Founders’ assets improve Ring’s 4Q2023 pro forma commodity mix to 69% Oil 40 acre spacing 20 acre spacing 50+ Gross Locations Increased High Quality Inventory Inventory Breakdown Attractive Assets & Production CBP Vertical Production1 64% Oil 64-82% Oil >90% Oil 0 5,000 10,000 15,000 20,000 25,000 Other CBP REI FOG Gr os s C um 1 80 -D ay /W el l A vg ., Tw o- St re am B O E D&C Capex: $1.4 – 1.8MM $2.0 - 2.3MM Locations include 1P, 2P & 3P

Ring Energy, Inc. Assets Overview 22 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Deep Inventory of High-Return Drilling and Re-Completion Locations Select Recent New Drill Vertical Well Results – Central Basin Platform 1. Vertical completion no lateral length noted. 2. Peak IP 60 (Boepd) based on best rolling 60-day average. 3. Peak IP 30 (Boepd) based on best continuous rolling 30-day average, due to lack of 60 day production data. Select Recent Re-Completion Well Results – Central Basin Platform Select Recent New Drill Horizontal Well Results – Northwest Shelf Select Recent New Drill Horizontal Well Results – Central Basin Platform Geological Region Area Well Name Peak IP 60 (Boepd) Oil (%) WI (%) CBP McKnight McKnight, M B #510H1 120 50% 100% CBP McKnight McKnight, M B #1571 84 91% 100% CBP McKnight McKnight, M B #2011 132 65% 100% CBP McKnight McKnight, M B #2131 142 65% 100% CBP McKnight McKnight, M B #2321 99 76% 100% CBP McKnight McKnight, M B #0101S1 74 59% 100% CBP McKnight McKnight, M B #1111 93 52% 100% CBP McKnight McKnight, M B #1561 84 80% 100%20 23 20 22 Geological Region Area Well Name Peak IP 30 / 60 (Boepd) Oil (%) Lateral Length (ft) WI (%) CBP UL lands University Block 14 Cons. #2001XH 527 95% 7562 100% CBP UL lands University Block 14 Cons. #2503XH 250 95% 7386 100% CBP UL lands University Block 14 Cons. #2006XH 327 95% 7702 100% CBP UL lands University Block 14 Cons. #1903H 576 95% 5050 100% CBP UL Lands Zena #1XH3 245 95% 7716 100% CBP UL Lands University Block 14 Cons. #2501XH3 323 95% 7387 100% 20 22 20 23 Includes operated & NonOP Geological Region Area Well Name Peak IP 30 / 60 (Boepd) Oil (%) WI (%) CBP PJ Lea Lea, P J Etal #3902M1 273 88% 100% CBP PJ Lea Lea, P J Etal #3903M1 257 94% 100% CBP McKnight McKnight, M B #0201G1 166 65% 100% CBP McKnight McKnight, M B #0202G1 129 66% 100% CBP CBPS UL 35 1401S1 151 71% 100% CBP PJ Lea PJ Lea #3907M1,3 233 80% 100% CBP PJ Lea PJ Lea #4603M1,3 126 77% 100% CBP PJ Lea PJ Lea #4005M1,3 148 75% 100% CBP PJ Lea PJ Lea #3801M1,3 124 74% 100% CBP PJ Lea PJ Lea #4007M1,3 358 85% 100% CBP PJ Lea PJ Lea #3910M1,3 264 79% 100% 20 23 20 22 Geological Region Area Well Name Peak IP 30 / 60 (Boepd) Oil (%) Lateral Length (ft) WI (%) NWS Platang Boomer 727 #3H 350 96% 5058 100% NWS Platang Bucky 711 C #3H 336 92% 5038 91% NWS Platang Wishbone Farms 710 #6H 369 93% 4277 75% NWS Platang Razorback 663 #1H 518 90% 5058 87% NWS Platang Sooner 662 C #2H 592 93% 4860 100% NWS Sable Horned Frog 400 C #2XH 263 84% 7499 99% NWS Platang Cowboy Joe 708 4XH 505 84% 7041 95% NWS Platang Longhorn 708 3XH 432 82% 7735 75% NWS Platang Boomer 727 B 2XH3 348 83% 7628 75% NWS Platang Longhorn 708 1.5XH 459 88% 7735 75% NWS Platang Reveille 644 B #2H 304 88% 5053 100% NWS Platang Wishbone Farms 710 #4H 451 87% 4463 75% NWS Platang Smokey 399 A #2H3 184 86% 4905 91% 20 23 20 22

Ring Energy, Inc. San Andres Reservoir 23 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Proven, Conventional, Top Tier Returns San Andres Hz Delaware Hz Midland Hz High ROR Oil Play    Low D&C Costs  Lower 1st Year Decline  Low Lease Acquisition Cost  Long life wells  Oil IPs >750 Bbl/d   Multiple Benches   > 85% Oil  $30-35/Bbl D&C Break-even2  1. D&C capex range is for both 1.0 & 1.5 mile laterals and includes inflation adjustments. 2. Break-even costs is for core inventory in NWS & CBP asset areas. The range in break-even depends on lateral length, asset area and inflation adjustments. • Permian Basin has produced >30 BBbl — San Andres accounts for ~40% • Low D&C costs1 $3.0 - $4.4 MM per well • Vertical depth of ~5,000’ • Typical oil column of 200’ - 300’ • Life >35+ years • Initial peak oil rates of 300 - 700 Bbl/d • Higher primary recovery than shales • Potential for waterflood and CO2 flood

www.ringenergy.com APPENDIX

Ring Energy, Inc. Financial Overview 25 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Derivative Summary as of September 30, 2023 1. The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude. The gas basis swap hedges are calculated as the Henry Hub natural gas price less the fixed amount specified as the weighted average spread price above. Oil Hedges (WTI) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Swaps: Hedged volume (Bbl) 138,000 170,625 156,975 282,900 368,000 — — 184,000 — Weighted average swap price $ 74.52 $ 67.40 $ 66.40 $ 65.49 $ 68.43 $ — $ — $ 73.35 $ — Deferred premium puts: Hedged volume (Bbl) 165,600 45,500 45,500 — — — — — — Weighted average strike price $ 83.78 $ 84.70 $ 82.80 $ — $ — $ — $ — $ — $ — Weighted average deferred premium price $ 14.61 $ 17.15 $ 17.49 $ — $ — $ — $ — $ — $ — Two-way collars: Hedged volume (Bbl) 274,285 339,603 325,847 230,000 128,800 474,750 464,100 184,000 — Weighted average put price $ 56.73 $ 64.20 $ 64.30 $ 64.00 $ 60.00 $ 57.06 $ 60.00 $ 65.00 $ — Weighted average call price $ 70.77 $ 79.73 $ 79.09 $ 76.50 $ 73.24 $ 75.82 $ 69.85 $ 80.08 $ — Three-way collars: Hedged volume (Bbl) 15,598 — — — — — — — — Weighted average first put price $ 45.00 $ — $ — $ — $ — $ — $ — $ — $ — Weighted average second put price $ 55.00 $ — $ — $ — $ — $ — $ — $ — $ — Weighted average call price $ 80.05 $ — $ — $ — $ — $ — $ — $ — $ — Oil Hedges (basis differential) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Argus basis swaps: Hedged volume (MMBtu) 305,000 364,000 364,000 368,000 368,000 270,000 273,000 276,000 276,000 Weighted average spread price (1) $ 1.10 $ 1.15 $ 1.15 $ 1.15 $ 1.15 $ 1.00 $ 1.00 $ 1.00 $ 1.00 Gas Hedges (basis differential) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Waha basis swaps: Hedged volume (MMBtu) 324,021 — — — — — — — — Weighted average spread price (1) $ 0.55 $ — $ — $ — $ — $ — $ — $ — $ — El Paso Permian Basin basis swaps: Hedged volume (MMBtu) 459,683 — — — — — — — — Weighted average spread price (1) $ 0.63 $ — $ — $ — $ — $ — $ — $ — $ — Gas Hedges (Henry Hub) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 NYMEX Swaps: Hedged volume (MMBtu) 134,102 152,113 138,053 121,587 644,946 616,199 591,725 285,200 — Weighted average swap price $ 3.35 $ 3.62 $ 3.61 $ 3.59 $ 4.45 $ 3.78 $ 3.43 $ 3.73 $ — Two-way collars: Hedged volume (MMBtu) 383,587 591,500 568,750 552,000 — — — 285,200 — Weighted average put price $ 3.15 $ 4.00 $ 4.00 $ 4.00 $ — $ — $ — $ 3.00 $ — Call hedged volume (MMBtu) 383,587 591,500 568,750 552,000 — — — 285,200 — Weighted average call price $ 4.51 $ 6.29 $ 6.29 $ 6.29 $ — $ — $ — $ 4.80 $ —

Ring Energy, Inc. Income Statement and Operational Stats 26 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Income Statement Operational Stats 1. Beginning July 1, 2022, revenues were reported on a three-stream basis, separately reporting crude oil, natural gas, and natural gas liquids volumes and sales. For periods prior to July 1, 2022, volumes and sales for natural gas liquids were presented with natural gas. 2. Boe is determined using the ratio of six Mcf of natural gas to one Bbl of oil (totals may not compute due to rounding). The conversion ratio does not assume price equivalency and the price on an equivalent basis for oil, natural gas, and natural gas liquids may differ significantly. 3. Non-GAAP financial measure. See Appendix for reconciliation to GAAP measure. (Unaudited) (Unaudited) Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Oil, Natural Gas, and Natural Gas Liquids Revenues $ 93,681,798 $ 79,348,573 $ 94,408,948 $ 261,113,283 $ 247,551,855 Costs and Operating Expenses Lease operating expenses 18,015,348 15,938,106 13,029,098 51,426,145 30,283,706 Gathering, transportation and processing costs (4,530) (1,632) — (6,985) 1,846,247 Ad valorem taxes 1,779,163 1,670,343 1,199,385 5,120,119 3,100,578 Oil and natural gas production taxes 4,753,289 4,012,139 4,563,519 13,173,568 11,939,338 Depreciation, depletion and amortization 21,989,034 20,792,932 14,324,502 64,053,637 34,854,993 Asset retirement obligation accretion 354,175 353,878 243,140 1,073,900 617,685 Operating lease expense 138,220 115,353 83,590 366,711 250,770 General and administrative expense 7,083,574 6,810,243 7,393,848 21,023,956 18,748,427 Total Costs and Operating Expenses 54,108,273 49,691,362 40,837,082 156,231,051 101,641,744 Income from Operations 39,573,525 29,657,211 53,571,866 104,882,232 145,910,111 Other Income (Expense) Interest income 80,426 79,745 4 160,171 4 Interest (expense) (11,381,754) (10,550,807) (7,021,385) (32,322,840) (13,699,045) Gain (loss) on derivative contracts (39,222,755) 3,264,660 32,851,189 (26,483,190) (2,201,970) Gain (loss) on disposal of assets — (132,109) — (132,109) — Other income — 116,610 — 126,210 — Net Other Income (Expense) (50,524,083) (7,221,901) 25,829,808 (58,651,758) (15,901,011) Income (Loss) Before Benefit from (Provision for) Income Taxes (10,950,558) 22,435,310 79,401,674 46,230,474 130,009,100 Benefit from (Provision for) Income Taxes 3,411,336 6,356,295 (4,315,783) 7,737,688 (5,866,744) Net Income (Loss) $ (7,539,222) $ 28,791,605 $ 75,085,891 $ 53,968,162 $ 124,142,356 Basic Earnings (Loss) per Share $ (0.04) $ 0.15 $ 0.65 $ 0.29 $ 1.16 Diluted Earnings (Loss) per Share $ (0.04) $ 0.15 $ 0.49 $ 0.28 $ 0.92 Basic Weighted-Average Shares Outstanding 195,361,476 193,077,859 115,376,280 188,865,752 107,349,184 Diluted Weighted-Average Shares Outstanding 195,361,476 195,866,533 151,754,995 194,583,215 134,826,275 Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Net sales volumes: Oil (Bbls) 1,106,531 1,079,379 932,770 3,325,323 2,338,469 Natural gas (Mcf) 1,567,104 1,557,545 952,762 4,726,056 2,408,241 Natural gas liquids (Bbls)(1) 243,142 232,698 130,052 715,832 130,052 Total oil, natural gas and natural gas liquids (Boe)(1)(2) 1,610,857 1,571,668 1,221,616 4,828,831 2,869,895 % Oil 69% 69% 76% 69% 81 % Average daily equivalent sales (Boe/d) 17,509 17,271 13,278 17,688 10,512 Average realized sales prices: Oil ($/Bbl) $ 81.69 $ 72.30 $ 92.64 $ 75.79 $ 98.16 Natural gas ($/Mcf) 0.36 (0.71) 4.89 0.11 6.10 Natural gas liquids ($/Bbls)(1) 11.22 10.35 25.68 11.97 25.68 Barrel of oil equivalent ($/Boe) $ 58.16 $ 50.49 $ 77.28 $ 54.07 $ 86.26 Average costs and expenses per Boe ($/Boe): Lease operating expenses $ 11.18 $ 10.14 $ 10.67 $ 10.65 $ 10.55 Gathering, transportation and processing costs — — — — 0.64 Ad valorem taxes 1.10 1.06 0.98 1.06 1.08 Oil and natural gas production taxes 2.95 2.55 3.74 2.73 4.16 Depreciation, depletion and amortization 13.65 13.23 11.73 13.26 12.15 Asset retirement obligation accretion 0.22 0.23 0.20 0.22 0.22 Operating lease expense 0.09 0.07 0.07 0.08 0.09 General and administrative expense (including share- based compensation) 4.40 4.33 6.05 4.35 6.53 G&A (excluding share-based compensation) (3) 3.05 2.89 4.79 3.03 4.80 G&A (excluding share-based compensation and transaction costs) (3) 3.15 2.75 3.85 3.02 4.40

Ring Energy, Inc. Balance Sheet and Cash Flow Statement 27 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Balance Sheet Cash Flow (Unaudited) (Unaudited) September 30, 2023 December 31, 2022 ASSETS Current Assets Cash and cash equivalents $ 138,581 $ 3,712,526 Accounts receivable 45,756,047 42,448,719 Joint interest billing receivables, net 3,306,125 983,802 Derivative assets 1,845,133 4,669,162 Inventory 5,548,835 9,250,717 Prepaid expenses and other assets 2,033,013 2,101,538 Total Current Assets 58,627,734 63,166,464 Properties and Equipment Oil and natural gas properties, full cost method 1,628,230,243 1,463,838,595 Financing lease asset subject to depreciation 3,306,372 3,019,476 Fixed assets subject to depreciation 2,946,274 3,147,125 Total Properties and Equipment 1,634,482,889 1,470,005,196 Accumulated depreciation, depletion and amortization (353,111,293) (289,935,259) Net Properties and Equipment 1,281,371,596 1,180,069,937 Operating lease asset 2,644,519 1,735,013 Derivative assets 6,465,355 6,129,410 Deferred financing costs 14,199,738 17,898,973 Total Assets $1,363,308,942 $1,268,999,797 LIABILITIES AND STOCKHOLDERS’ EQUITY Current Liabilities Accounts payable $110,392,713 $111,398,268 Income tax liability 264,261 — Financing lease liability 806,993 709,653 Operating lease liability 503,420 398,362 Derivative liabilities 23,906,800 13,345,619 Notes payable 950,068 499,880 Deferred cash payment 14,783,879 14,807,276 Asset retirement obligations 279,681 635,843 Total Current Liabilities 151,887,815 141,794,901 Non-current Liabilities Deferred income taxes 497,067 8,499,016 Revolving line of credit 428,000,000 415,000,000 Financing lease liability, less current portion 690,456 1,052,479 Operating lease liability, less current portion 2,207,248 1,473,897 Derivative liabilities 18,089,847 10,485,650 Asset retirement obligations 28,482,982 29,590,463 Total Liabilities 629,855,415 607,896,406 Commitments and contingencies Stockholders' Equity Preferred stock - $0.001 par value; 50,000,000 shares authorized; no shares issued or outstanding — — Common stock - $0.001 par value; 450,000,000 shares authorized; 195,380,527 shares and 175,530,212 shares issued and outstanding, respectively 195,380 175,530 Additional paid-in capital 793,603,238 775,241,114 Accumulated deficit (60,345,091) (114,313,253) Total Stockholders’ Equity 733,453,527 661,103,391 Total Liabilities and Stockholders' Equity $1,363,308,942 $1,268,999,797 Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Cash Flows From Operating Activities Net income (loss) $ (7,539,222) $ 28,791,605 $ 75,085,891 $ 53,968,162 $ 124,142,356 Adjustments to reconcile net income (loss) to net cash provided by operating activities: Depreciation, depletion and amortization 21,989,034 20,792,932 14,324,503 64,053,637 34,854,993 Asset retirement obligation accretion 354,175 353,878 243,140 1,073,900 617,685 Amortization of deferred financing costs 1,258,466 1,220,385 1,095,073 3,699,235 1,483,621 Share-based compensation 2,170,735 2,260,312 1,543,033 6,374,743 4,964,188 Bad debt expense 19,656 19,315 — 41,865 — Deferred income tax expense (benefit) (3,585,002) (6,548,363) 4,279,047 (8,160,712) 5,830,008 Excess tax expense (benefit) related to share-based compensation 7,886 150,877 — 158,763 — (Gain) loss on derivative contracts 39,222,755 (3,264,660) (32,851,189) 26,483,190 2,201,970 Cash received (paid) for derivative settlements, net (5,350,798) 179,595 (14,861,116) (5,829,728) (48,593,882) Changes in operating assets and liabilities: Accounts receivable (14,419,854) 5,320,051 (6,907,079) (5,671,516) (21,300,907) Inventory 1,778,460 1,480,824 — 3,701,882 — Prepaid expenses and other assets 1,028,203 (1,489,612) (40,823) 68,525 (2,308,540) Accounts payable 18,562,202 (5,471,391) 27,144,096 3,500,913 33,992,075 Settlement of asset retirement obligation (105,721) (429,567) (881,768) (1,025,607) (2,548,344) Net Cash Provided by Operating Activities 55,390,975 43,366,181 68,172,808 142,437,252 133,335,223 Cash Flows From Investing Activities Payments for the Stronghold Acquisition — — (183,359,626) (18,511,170) (183,359,626) Payments for the Founders Acquisition (49,902,757) — — (49,902,757) — Payments to purchase oil and natural gas properties (726,519) (819,644) (467,840) (1,605,262) (1,211,691) Payments to develop oil and natural gas properties (40,444,810) (35,611,915) (34,121,878) (112,996,032) (83,776,050) Payments to acquire or improve fixed assets subject to depreciation (183,904) (11,324) (66,838) (209,798) (158,598) Sale of fixed assets subject to depreciation — 332,230 — 332,230 134,600 Proceeds from divestiture of equipment for oil and natural gas properties — — — 54,558 25,066 Proceeds from sale of Delaware properties (384,225) 7,992,917 — 7,608,692 — Proceeds from sale of New Mexico properties 4,312,502 — — 4,312,502 — Net Cash (Used in) Investing Activities (87,329,713) (28,117,736) (218,016,182) (170,917,037) (268,346,299) Cash Flows From Financing Activities Proceeds from revolving line of credit 94,500,000 28,500,000 541,500,000 179,000,000 592,000,000 Payments on revolving line of credit (63,500,000) (53,500,000) (376,500,000) (166,000,000) (447,000,000) Proceeds from issuance of common stock from warrant exercises — 8,687,655 2,400,000 12,301,596 7,563,126 Payments for taxes withheld on vested restricted shares, net (18,302) (141,682) (6,790) (294,365) (264,484) Proceeds from notes payable — 1,565,071 316,677 1,565,071 1,245,303 Payments on notes payable (462,606) (152,397) (333,341) (1,114,883) (954,082) Payment of deferred financing costs — — (18,762,502) — (18,762,502) Reduction of financing lease liabilities (191,748) (182,817) (103,392) (551,579) (334,034) Net Cash Provided by (Used in) Financing Activities 30,327,344 (15,224,170) 148,510,652 24,905,840 133,493,327 Net Increase (Decrease) in Cash (1,611,394) 24,275 (1,332,722) (3,573,945) (1,517,749) Cash at Beginning of Period 1,749,975 1,725,700 2,223,289 3,712,526 2,408,316 Cash at End of Period $ 138,581 $ 1,749,975 $ 890,567 $ 138,581 $ 890,567

Ring Energy, Inc. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, per the Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, including accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligation, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this non-GAAP measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. “Leverage” or the “Leverage Ratio” is calculated under our existing senior revolving credit facility and means as of any date, the ratio of (i) our consolidated total debt as of such date to (ii) our Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under our existing senior revolving credit facility; provided that for the purposes of the definition of ‘Leverage Ratio’, (a) for the fiscal quarter ended September 30, 2022, Consolidated EBITDAX is calculated by multiplying Consolidated EBITDAX for such fiscal quarter by four, (b) for the fiscal quarter ended December 31, 2022, Consolidated EBITDAX is calculated by multiplying Consolidated EBITDAX for the two fiscal quarter period ended on December 31, 2022 by two, (c) for the fiscal quarter ended March 31, 2023, Consolidated EBITDAX is calculated by multiplying Consolidated EBITDAX for the three fiscal quarter period ended on March 31, 2023 by four-thirds, and (d) for each fiscal quarter thereafter, Consolidated EBITDAX will be calculated by adding Consolidated EBITDAX for the four consecutive fiscal quarters ending on such date. The Company defines “Consolidated EBITDAX” in accordance with our existing senior revolving credit facility and it means for any period an amount equal to the sum of (i) consolidated net income for such period plus (ii) to the extent deducted in determining consolidated net income for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense determined on a consolidated basis in accordance with GAAP, (C) depreciation, depletion and amortization determined on a consolidated basis in accordance with GAAP, (D) exploration expenses determined on a consolidated basis in accordance with GAAP, and (E) all other non-cash charges acceptable to our senior revolving credit facility administrative agent determined on a consolidated basis in accordance with GAAP, in each case for such period minus (iii) all noncash income added to consolidated net income for such period; provided that, for purposes of calculating compliance with the financial covenants set forth in our senior revolving credit facility, to the extent that during such period we shall have consummated an acquisition permitted by the senior revolving credit facility or any sale, transfer or other disposition of any person, business, property or assets permitted by the senior revolving credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to such person, business, property or assets so acquired or disposed of. Also set forth in our existing senior revolving credit facility is the maximum permitted Leverage Ratio of 3.00. PV-10 is a financial measure not prepared in accordance with GAAP that differs from a measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 value of its oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. Non-GAAP Disclosure 28 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” and “Leverage Ratio.” Management uses these non-GAAP financial measures in its analysis of performance. In addition, Adjusted EBITDA is a key metric used to determine the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. “Adjusted Net Income” is calculated as net income (loss) minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and related transaction costs. Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare our results with our peers. The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense, unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for executed acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities less changes in operating assets and liabilities (as reflected on our statements of cash flows); plus transaction costs for executed acquisitions and divestitures; current tax expense (benefit); proceeds from divestitures of equipment for oil and natural gas properties; loss (gain) on disposal of assets; and less capital expenditures; bad debt expense; and other income. For this purpose, our definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and the lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in our capital expenditures guidance provided to investors. Our management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of our current operating activities after the impact of accrued capital expenditures and net interest expense and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The table below provides detail of PV-10 to the standardized measure of discounted future net cash flows as of December 31, 2022. Present value of estimated future net revenues (PV-10) $ 2,773,657 Future income taxes, discounted at 10% 501,543 Standardized measure of discounted future net cash flows $ 2,272,114

Ring Energy, Inc. Non-GAAP Reconciliations 29 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Adjusted Net Income Adjusted EBITDA (Unaudited for All Periods) Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Total Per share - diluted Total Per share - diluted Total Per share - diluted Total Per share - diluted Total Per share - diluted Net Income (Loss) $ (7,539,222) $ (0.04) $ 28,791,605 $ 0.15 $ 75,085,891 $ 0.49 $ 53,968,162 $ 0.28 $124,142,356 $ 0.92 Share-based compensation 2,170,735 0.01 2,260,312 0.01 1,543,033 0.01 6,374,743 0.03 4,964,188 0.04 Unrealized loss (gain) on change in fair value of derivatives 33,871,957 0.17 (3,085,065) (0.02) (47,712,305) (0.32) 20,653,462 0.11 (46,391,912) (0.34) Transaction costs - executed A&D (157,641) — 220,191 — 1,142,963 0.01 62,550 — 1,142,963 0.01 Tax impact on adjusted items (2,059,802) (0.01) (171,282) — 2,447,351 0.02 (1,752,617) (0.01) 1,817,876 0.01 Adjusted Net Income $ 26,286,027 $ 0.13 $ 28,015,761 $ 0.14 $ 32,506,933 $ 0.21 $ 79,306,300 $ 0.41 $ 85,675,471 $ 0.64 Diluted Weighted-Average Shares Outstanding 195,361,476 195,866,533 151,754,995 194,583,215 134,826,275 Adjusted Net Income per Diluted Share $ 0.13 $ 0.14 $ 0.21 $ 0.41 $ 0.64 (Unaudited for All Periods) Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Net Income (Loss) $ (7,539,222) $ 28,791,605 $ 75,085,891 $ 53,968,162 $ 124,142,356 Interest expense, net 11,301,328 10,471,062 7,021,381 32,162,669 13,699,041 Unrealized loss (gain) on change in fair value of derivatives 33,871,957 (3,085,065) (47,712,305) 20,653,462 (46,391,912) Income tax (benefit) expense (3,411,336) (6,356,295) 4,315,783 (7,737,688) 5,866,744 Depreciation, depletion and amortization 21,989,034 20,792,932 14,324,502 64,053,637 34,854,993 Asset retirement obligation accretion 354,175 353,878 243,140 1,073,900 617,685 Transaction costs - executed A&D (157,641) 220,191 1,142,963 62,550 1,142,963 Share-based compensation 2,170,735 2,260,312 1,543,033 6,374,743 4,964,188 Loss (gain) on disposal of assets — 132,109 — 132,109 — Other income — (116,610) — (126,210) — Adjusted EBITDA $ 58,579,030 $ 53,464,119 $ 55,964,388 $ 170,617,334 $ 138,896,058 Adjusted EBITDA Margin 1 63% 67% 59% 65% 56% 1. Adjusted EBITDA Margin is Adj. EBITDA divided by oil, natural gas, and natural gas liquids revenue

Ring Energy, Inc. Non-GAAP Reconciliations (cont.) 30 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Leverage Ratio Adjusted Free Cash Flow (Unaudited for All Periods) Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Net Cash Provided by Operating Activities $ 55,390,975 $ 43,366,181 $ 68,172,808 $ 142,437,252 $ 133,335,223 Adjustments - Condensed Statements of Cash Flows Changes in operating assets and liabilities (6,843,290) 589,695 (19,314,427) (574,197) (7,834,284) Transaction costs - executed A&D (157,641) 220,191 1,142,963 62,550 1,142,963 Income tax expense (benefit) - current 165,780 41,191 36,736 264,261 36,736 Capital expenditures (42,398,484) (31,608,483) (40,295,388) (113,152,655) (110,245,399) Proceeds from divestiture of equipment for oil and natural gas properties — — — 54,558 25,066 Bad debt expense (19,656) (19,315) — (41,865) — Loss (gain) on disposal of assets — 132,109 — 132,109 — Other income — (116,610) — (126,210) — Adjusted Free Cash Flow $ 6,137,684 $ 12,604,959 $ 9,742,692 $ 29,055,803 $ 16,460,305 (Unaudited for All Periods) Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Adjusted EBITDA $ 58,579,030 $ 53,464,119 $ 55,964,388 $ 170,617,334 $ 138,896,058 Net interest expense (excluding amortization of deferred financing costs) (10,042,862) (9,250,677) (5,926,308) (28,463,434) (12,215,420) Capital expenditures (42,398,484) (31,608,483) (40,295,388) (113,152,655) (110,245,399) Proceeds from divestiture of equipment for oil and natural gas properties — — — 54,558 25,066 Adjusted Free Cash Flow $ 6,137,684 $ 12,604,959 $ 9,742,692 $ 29,055,803 $ 16,460,305 (Unaudited) Three Months Ended December 31, March 31, June 30, September 30, Last Four Quarters2022 2023 2023 2023 Consolidated EBITDAX Calculation: Net Income (Loss) $ 14,492,669 $ 32,715,779 $ 28,791,605 $ (7,539,222) $ 68,460,831 Plus: Interest expense 9,468,688 10,390,279 10,471,062 11,301,328 41,631,357 Plus: Income tax provision (benefit) 2,541,980 2,029,943 (6,356,295) (3,411,336) (5,195,708) Plus: Depreciation, depletion and amortization 20,885,774 21,271,671 20,792,932 21,989,034 84,939,411 Plus: non-cash charges acceptable to Administrative Agent 7,962,406 (7,823,887) (470,875) 36,396,867 36,064,511 Consolidated EBITDAX $ 55,351,517 $ 58,583,785 $ 53,228,429 $ 58,736,671 $ 225,900,402 Plus: Pro Forma Acquired Consolidated EBITDAX $ 8,086,135 $ 15,385,792 $ 9,542,529 $ 4,810,123 $ 37,824,579 Less: Pro Forma Divested Consolidated EBITDAX (974,021) (1,166,607) (223,947) (341,098) $ (2,705,673) Pro Forma Consolidated EBITDAX $ 62,463,631 $ 72,802,970 $ 62,547,011 $ 63,205,696 $ 261,019,308 Non-cash charges acceptable to Administrative Agent Asset retirement obligation accretion $ 365,747 $ 365,847 $ 353,878 $ 354,175 Unrealized loss (gain) on derivative assets 5,398,615 (10,133,430) (3,085,065) 33,871,957 Share-based compensation 2,198,044 1,943,696 2,260,312 2,170,735 Total non-cash charges acceptable to Administrative Agent $ 7,962,406 $ (7,823,887) $ (470,875) $ 36,396,867 As of September 30, Corresponding 2023 Leverage Ratio Leverage Ratio Covenant: Revolving line of credit $ 428,000,000 1.64 Estimated Founders deferred payment (1) 11,906,300 0.05 Consolidated Total Debt $ 439,906,300 1.69 Pro Forma Consolidated EBITDAX 261,019,308 Leverage Ratio 1.69 Maximum Allowed ≤ 3.00x (1) Estimated post close adjustment subject to review.

Ring Energy, Inc. Non-GAAP Reconciliations (cont.) 31 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Adjusted Cash Flow from Operations (ACFFO) Cash Return on Capital Employed (CROCE) G&A Reconciliations 12/31/2022 12/31/2021 12/31/2020 Average Debt 352,500,000$ 301,500,000$ 339,750,000$ Average Equity 480,988,237 297,695,010 409,137,873 Average debt and shareholder equity 833,488,237$ 599,195,010$ 748,887,873$ Adjusted Cash Flow from Operations (ACFFO): Net Cash Provided by Operating Activities 196,976,729$ 72,731,212$ 72,159,255$ Less changes in operating assets and liabilities (24,091,577) (3,236,824) (2,418,446) Adjusted Cash Flow from Operations 172,885,152$ 69,494,388$ 69,740,809$ CROCE (ACFFO)/(Average D+E) 20.7% 11.6% 9.3% (Unaudited) Year Ended PV-10 (Unaudited for All Periods) Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 Net Cash Provided by Operating Activities $ 55,390,975 $ 43,366,181 $ 68,172,808 $ 142,437,252 $ 133,335,223 Changes in operating assets and liabilities (6,843,290) 589,695 (19,314,426) (574,197) (7,834,284) Adjusted Cash Flow from Operations $ 48,547,685 $ 43,955,876 $ 48,858,382 $ 141,863,055 $ 125,500,939 (Unaudited for All Periods) Three Months Ended Nine Months Ended September 30, June 30, September 30, September 30, September 30, 2023 2023 2022 2023 2022 General and administrative expense (G&A) $ 7,083,574 $ 6,810,243 $ 7,393,848 $ 21,023,956 $ 18,748,427 Shared-based compensation 2,170,735 2,260,312 1,543,033 6,374,743 4,964,188 G&A excluding share-based compensation 4,912,839 4,549,931 5,850,815 14,649,213 13,784,239 Transaction costs - executed A&D (157,641) 220,191 1,142,963 62,550 1,142,963 G&A excluding share-based compensation and transaction costs $ 5,070,480 $ 4,329,740 $ 4,707,852 $ 14,586,663 $ 12,641,276

Ring Energy, Inc. Experienced Management Team 32 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Shared Vision with a Track Record of Success • 39+ years of domestic & international oil & gas industry experience • Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Paul D. McKinney Chairman & Chief Executive Officer Marinos Baghdati EVP of Operations Stephen D. Brooks EVP of Land, Legal, HR & Marketing Alexander Dyes EVP of Engineering & Corporate Strategy Travis Thomas EVP & Chief Financial Officer Hollie Lamb VP of NonOP Reservoir Engineering / O&G Marketing • 19+ years of oil & gas industry experience • Operational experience in drilling, completions and production including VP Operations, Operations manager, multiple engineering roles • 45+ years of oil & gas industry experience • Extensive career as landman including VP Land & Legal, VP HR VP Land and Land Manager • 16+ years of oil & gas industry experience • Multi-disciplined experience including VP A&D, VP Engineering, Director Strategy, multiple engineering & operational roles • 18+ years of oil & gas industry experience & accounting experience • High level financial experience including CAO, VP Finance, Controller, Treasurer • 20+ years of oil & gas industry experience • Previously Partner of HeLMS Oil & Gas, VP Engineering, Reservoir & Geologic Engineer

Ring Energy, Inc. Board of Directors 33 Value Focused Proven Strategy | January 31 – February 1, 2024 | NYSE American: REI Accomplished and Diversified Experience • 35+ years of domestic & international oil & gas industry experience • Executive & board roles include CEO, President, COO, Region VP and public & private board directorships Paul D. McKinney Chairman & Chief Executive Officer • 43+ years of banking, capital markets, governance & financial experience • Executive and Board positions include CEO, President, multiple board chairs & directorships Anthony D. Petrelli Lead Independent Director • 14+ years of finance & capital markets experience • Extensive financial and capital markets acumen and experience including Managing Director and numerous Board Director positions Roy I. Ben-Dor Director • 45+ years of domestic & international oil & gas industry experience • Extensive executive roles including CEO, President & COO, and multiple public & private board chairs & directorships John A. Crum Independent Director • 24+ years of oil & gas industry, finance & capital markets experience • Wide range of operations, engineering, financial and capital markets roles and experience including Managing Director and numerous Board Director positions David S. Habachy Independent Director • 40+ years of experience across multiple industries • Executive positions in oil & gas, industrial equipment, and technology including CIO, Treasurer, Finance and Business Development Richard E. Harris Independent Director • 35+ years of domestic & international oil & gas industry experience • Executive & board roles include CFO, VP Accounting, Controller and public & private board directorships Thomas L. Mitchell Independent Director • 35+ years of banking, capital markets, governance & financial experience • Executive and Board positions including COO, director and Board Director positions Regina Roesener Independent Director • 50+ years of accounting, tax & finance experience • Wide range of financial acumen including positions as CFO, Partner in Charge and Board Director positions Clayton E. Woodrum Independent Director

www.ringenergy.com THANK YOU Company Contact Al Petrie (281) 975-2146 apetrie@ringenergy.com Wes Harris (281) 975-2146 wharris@ringenergy.com Analyst Coverage Alliance Global Partners (A.G.P.) Jeff Grampp (949) 296 4171 jgrampp@allianceg.com ROTH Capital Partners John M. White (949) 720-7115 jwhite@roth.com Truist Financial Neal Dingmann (713) 247-9000 neal.dingmann@truist.com Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77830 Phone: 281-397-3699